UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 17, 2011


                               HINTO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



              Wyoming                                   000-26317                               84-1384961
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303)-422-8127
                                 --------------
               Registrant's telephone number, including area code

                            Garner Investments, Inc.
                            ------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Officers

On August 18, 2011, the Board of Directors of Garner Investments, Inc. ("the Company") terminated Messrs. Roy Smith and Michael Butler as the Chief Executive Officer and the Chief Financial Officer, respectively, of the Company, as part of bringing in new management

The Company's Board of Directors appointed Mr. George Harris as the Chief Financial Officer of the Company and Mr. Gary Herick, the Vice President of Finance and Secretary, and J. David Keller as the Vice President of Exploration and Geophysics.

The biographical information of the new officers is listed below.

Election of Board of Directors

On August 17, 2011, the Company held a Special and Annual Meeting of Its Shareholders ("Shareholder Meeting"), as discussed in Item 5.07, below. At the Shareholder Meeting, a majority of the shareholders elected the following individuals to the Company's Board of Directors.

         George Harris                      Kevin Blair
         Max Sommer                         Gary Herick         J. David Keller

At the meeting, Messrs. Roy Smith, Zen Merritt and Michael Butler did not stand for re-election to the Board of Directors, as their terms had expired.

The biographies of the new directors are as follows:

George Harris, Chief Financial Officer & Treasurer & Director (61)
------------------------------------------------------------------

Mr. Harris currently serves as the Chief Financial Officer of South Uintah Gas Properties, Inc. From January 2008 to April 2009, Mr. Harris served as the President and Chief Financial Officer for China Wi-Max Communications, Inc. Mr. Harris served as a Senior Vice President at Falkenberg Capital Corporation, a boutique investment bank to the telecommunications community from March 2006 to January 2008. Mr. Harris' experience includes active roles in several technology startups and in his role at Falkenberg, he worked closely with companies that deliver telecommunications and data services utilizing wired and wireless technologies. Mr. Harris is also the President of Harris Products, Inc. and Integrated Components, Inc., where he developed and managed component manufacturing facilities based in the United States and Southern China. Mr. Harris was formerly the Chief Financial Officer at Farm Credit Banks of St. Louis, Missouri and managed a large financial organization with Lucent Technologies.

Mr. Harris has been a Certified Public Accountant since 1977 in the state of California, where he worked for Arthur Young and Company, and earned a Bachelor of Science degree in Accounting and an MBA from Pepperdine University.

Mr. Harris currently serves as the Chief Financial officer and director of South Uintah Gas Properties, Inc. , the majority shareholder of the Company.

Gary Herick, Vice President of Finance & Secretary and Director (47)
--------------------------------------------------------------------

Mr. Herick has been a licensed Securities Representative since 1985, involved in different aspects of the business including: IPO's, Retail Accounts, Investment Advisory Accounts, Commodities, Alternative Investments and Venture Capital Funding. From 2001 to 2005, he handled accounts as a Registered Investment Advisor specializing in Alternative Investments and Stock Analysis for managed accounts with Herick Asset Management.

Mr. Herick is currently licensed with Capwest Securities, a FINRA member firm and resides in Edwards, Colorado. He holds a Series 7 and 63 License and is also a Registered Investment Advisor Representative.

He attended the University of Florida from 1981-1985 and holds a BS in marketing.

Mr. Herick is also a director of Sout Uintah Gas Properties, Inc. a majority shareholder of the Company

J. David Keller, Vice President of Exploration & Development & Director (57)
----------------------------------------------------------------------------

Mr. Keller has been the Managing Partner and Exploration and Development Manager of Powderhorn Energy of Boulder, Colorado. Mr. Keller founded Powderhorn Energy in 2009. Powderhorn Energy focuses on oil and gas opportunities in the Rocky Mountain Basins. Mr. Keller is responsible for structuring projects to achieve and surpass industry average profitability, cash flow and, especially, upside potential. From 2006 through May 2009, Mr. Keller was the Chief Geophysicist for TTI Exploration in Boulder, Colorado. While there he was responsible for all geoscience technology for project evaluation, exploration, development and exploitation.

Mr. Keller received his Bachelor of Science in Geoscience from the University of Texas, Dallas in 1980 and his Master of Science in Geophysics from the Colorado School of Mines in 1987.

Max P. Sommer, Director (80)
----------------------------

Since 1997, Mr. Sommer has served as the President, Rose Run Energy Company, Inc. Consulting and Oil and Gas Production activities mostly in the Appalachian Region. Mr. Sommer provided prospects to Oil and Gas Partnership which drilled and participated in 140 wells. Rose Run Energy sold its production in 2009. Mr. Sommer served as a director of Intercontinental Energy Corporation from 1976-1977 and as a director of Gerber Energy Corporation from 1977-1980, both public reporting companies.

Mr. Sommer's received his doctorate degree in Geology-Paleontology in 1955 from the University of Basel, Switzerland.

Mr. Sommer's brings to the Board of Directors fifty-five years of experience in operations and management of geological and geophysical exploration activities for oil, gas and minerals in various countries.

Mr. Sommers is a director of South Uintah Gas Properties, Inc., a majority shareholder of the Company

Kevin Blair, Director (48)
--------------------------

Mr. Blair has been the Principal and Attorney for General Capital Partners, LLC of Denver, Colorado, since January 2010. There he has complete business development responsibilities including strategic planning, negotiation of agreements, acquisition of properties, supervision of subcontractors, supervision of personnel, and financial reporting. He was a Private Equity Broker at Capwest Securities, Inc. (Denver, Colorado, from January 2007 to
2010), a federally licensed broker dealer specializing in syndications of private debt and equity securities marketed exclusively to high net worth clients for the purpose of acquiring real estate and energy properties. He was an Attorney and Mergers & Acquisitions Intermediary at Merchant Banking Associates, LLC (Denver, Colorado, from January 2000 to December 2006).

Mr. Blair's education is as follows: LLM, University of Denver College of Law, In Progress, Juris Doctorate, University of Denver College of Law, May 1994, Bachelor of Science, Colorado School of Mines, Civil Engineering, May 1989.

His Skills, Licenses and Associations include: Admitted to the Colorado Bar, Series 7 Federal Securities License, Series 63 Federal Securities License, Completed Landman Training Course, Real Estate Broker in Colorado, Minnesota,
Alabama, and Louisiana, Member of the International Business Brokers Association, Certified Business Intermediary and a Member of the Association for Corporate Growth.

Mr. Blair currently servers as a director of South Uintah Gas Properties, Inc., the majority shareholder of the Company.


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As part of the Shareholder's Meeting, as discussed in Item 5.07, the shareholders approved resolutions to amend the Articles of Incorporation to not only change the name of the Company but also to authorize shares of preferred stock.

On August 18, 2011, the Company filed an amendment to the Articles of Incorporation with the Secretary of State of Wyoming to change the Company's name from Garner Investments, Inc. to Hinto Energy, Inc., effective immediately.

On August 18, 2011, the Company filed an amendment to the Articles of Incorporation with the Secretary of State of Wyoming to authorize 25,000,000 shares of Preferred Stock to be designated in any series or classes and with those rights, privileges and preferences to be determined at the discretion of the Company's Board of Directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 17, 2011, at 2 p.m. at the Company's offices in Arvada, Colorado, the Company held its Special and Annual Shareholder Meeting. The Company is a reporting company under Section 15(d) of the 1934 Securities and Exchange Act ("the 1934 Act") and therefore is not subject to the proxy requirements of
Section 14 of the 1934 Act and did not file a proxy with the Securities and Exchange Commission ("SEC").

The Company had 4,280,000 shares of common stock issued and outstanding eligible to vote. Proxies representing 3,668,350 shares of common stock were voted.






At the Shareholders Meeting, the following proposals were passed by the shareholders:

1. To authorize 25,000,000 Preferred Shares , in such classes or series with designation of rights, privileges, and preferences as the Board may later determine. This requires an amendment to our Articles of Incorporation.

             For                          Against                      Abstain
             ---                          -------                      -------
       3,668,350 shares                  0 shares                     0 shares


2. To consider and to vote on the approval of the 2011 Hinto Energy,  Inc. Stock
Option and Award Incentive Plan.

             For                          Against                      Abstain
             ---                          -------                      -------
       3,668,350 shares                  0 shares                     0 shares

3. To authorize an Amendment to the Articles of Incorporation to change of the corporate name to Hinto Energy, Inc. This requires an amendment to our Articles of Incorporation.

             For                          Against                      Abstain
             ---                          -------                      -------
       3,668,350 shares                  0 shares                     0 shares

4. To approve the Share Exchange and Acquisition Agreement by and between the Company and South Uintah Gas Properties, Inc.

             For                          Against                      Abstain
             ---                          -------                      -------
       3,668,350 shares                  0 shares                     0 shares

5. To approve and appoint our Auditor, Ronald R. Chadwick, PC for the year ending December 31, 2011.

             For                          Against                      Abstain
             ---                          -------                      -------
       3,668,350 shares                  0 shares                     0 shares

6. To elect new Directors


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

                                                               Number of Shares Voted
                                                               ----------------------
                                            For                        Against                      Abstain
                                            ---                        -------                      -------
Max Sommer                               3,668,350                        0                            0
George Harris                            3,668,350                        0                            0
Gary Herick                              3,668,350                        0                            0
Kevin Blair                              3,668,350                        0                            0
J. David Keller                          3,668,350                        0                            0


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                  Description
     -----------                  -----------
          3.1(i)         Articles of Correction
                         dated August 17, 2011*
--------------------
*Filed herewith

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               HINTO ENERGY, INC.

                        (Formerly Garner Investments, Inc.)



                          By: /s/ George Harris
                          ---------------------
                                  George Harris, Chief Financial Officer


 Date: August 19, 2011